UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2022

Freshpet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 PLAZA DRIVE, 1ST FLOOR SECAUCUS, New Jersey	07094
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (201) 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer
On November 1, 2022, Freshpet, Inc. (the “Company”) announced the appointment of Mr. Todd Cunfer to serve as Chief Financial Officer of the Company, effective as of December 1, 2022 (the “Effective Date”).  Mr. Cunfer joins the Company after having previously served as the Chief Financial Officer of The Simply Good Foods Company (NASDAQ: SMPL) from August 2017 to October 2022, where he also served as Vice President of Finance from July 2017 until October 2022.  Prior to joining that company, Mr. Cunfer previously worked for The Hershey Company (NYSE: HSY) for more than 20 years, where his experience encompassed financial planning and analysis, capital structure, supply chain management, strategic operations and mergers and acquisitions.  At The Hershey Company, Mr. Cunfer served in a variety of senior executive finance roles, including as Vice President, Finance for the International business from March 2017 until July 2017, Vice President, Global Supply Chain Finance from February 2015 to March 2017, Vice President, North America Finance from February 2013 to February 2015, and Vice President, U.S. Finance from December 2010 to February 2013.  Mr. Cunfer, age 58, has a Master of Business Administration from The Darden School of Business, University of Virginia and a Bachelor of Arts in Finance from The College of William and Mary.
On October 27, 2022, the Company and Mr. Cunfer entered into an Employment Agreement, effective upon his commencement of employment on December 1, 2022 (the “Employment Agreement”), pursuant to which Mr. Cunfer will receive an annual base salary of $500,000 (“Base Salary”).  Mr. Cunfer shall also be eligible to participate in the Company’s equity incentive programs, with an annual target opportunity of at least one hundred twenty-five percent (125%) of his Base Salary.  Subject to the approval of the compensation committee of the board of directors of the Company (the “Board”), as an inducement to Mr. Cunfer to join the Company, Mr. Cunfer will be granted a nonqualified stock option (the “Option”) to purchase a number shares of the Company's common stock, $0.001 par value (the "Common Stock") with a Black-Scholes value of $1,500,000, based on the closing price of the Common Stock on the date immediately prior to the date of grant (the “Closing Price”), which shall have a per-share exercise price equal to such Closing Price and will become exercisable in three equal installments on each of the first three anniversaries of the date of the Option grant, subject to Mr. Cunfer’s continued employment through such dates.  In addition, subject to the terms and conditions of a restricted stock unit agreement, Mr. Cunfer will be granted restricted stock units in respect of a number of shares of Common Stock with a grant date value of $1,500,000, based on the Closing Price (the “Restricted Stock Units”), which will vest in three equal installments on each of the first three anniversaries of the date of the Restricted Stock Units grant, subject to Mr. Cunfer’s continued employment through such dates.
In addition, Mr. Cunfer shall be eligible to participate in the Company’s annual cash bonus program, as and if established by the Board (or a committee thereof), with an annual target bonus opportunity of at least sixty percent (60%) of his Base Salary, based on the achievement of pre-established performance goals established by the Board (or a committee thereof).  Mr. Cunfer is also eligible to participate in the Company’s other benefit programs available to Company employees, and shall be entitled to five (5) weeks of vacation to be taken in accordance with Company policy.  If Mr. Cunfer is terminated without cause, the Company agrees to continue to pay his (i) Base Salary for a period of twelve (12) months from the effective date of such termination, (ii) any earned but unpaid annual cash bonus relating to the prior calendar year and (iii) premiums for continuation of group health coverage for him and his eligible dependents under COBRA.
The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Cunfer and any other persons outside of the Company pursuant to which he was selected as an executive officer of the Company, and there are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mr. Cunfer. Mr. Cunfer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Resignation of Interim Chief Financial Officer
Upon the commencement of Mr. Cunfer’s employment as Chief Financial Officer, Richard Kassar will step down from his position as Interim Chief Financial Officer but will continue to serve the Company as Vice Chairman. The Company appreciates Mr. Kassar’s diligent service as Interim Chief Financial Officer and looks forward to his continued support.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release dated November 1, 2022 announcing the appointment of Mr. Cunfer, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description of Exhibit
10.1	Employment Agreement, dated October 27, 2022, by and among the Company and Todd Cunfer
99.1	Press Release dated November 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: November 1, 2022	By:	/s/ William B. Cyr
Name: William B. Cyr
Title: Interim Chief Financial Officer